UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2020

Castle Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38984	77-0701774
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

820 S. Friendswood Drive, Suite 201 Friendswood, Texas	77546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 788-9007

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CSTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On January 9, 2020, Castle Biosciences, Inc. (the “Company”) issued a press release announcing certain preliminary performance results for the fourth quarter of 2019 and for the year ended December 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained or incorporated in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure.

On January 9, 2020, the Company made available via its website, www.castlebiosciences.com, an updated slide presentation for use in meetings with investors, analysts and others. A copy of the slide presentation is attached hereto as Exhibit 99.2.

The information contained or incorporated in this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

By filing this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, and furnishing this information, the Company makes no admission as to the materiality of such information. The information contained in this report is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release issued January 9, 2020.
99.2	Slide Presentation dated January 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLE BIOSCIENCES, INC.

	By:	/s/ Frank Stokes
Frank Stokes
Chief Financial Officer
Date: January 9, 2020